Exhibit 99.1

FOR IMMEDIATE RELEASE

Cogent Contacts:
For Public Relations:	For Investor Relations:
Travis Wachter	John Chang
+ 1 (202) 295-4217	+ 1 (202) 295-4212
twachter@cogentco.com	investor.relations@cogentco.com

Cogent Communications Reports Fourth Quarter 2011
and Full Year 2011 Results

Financial and Business Highlights

•                  Service revenue for Q4 2011 of $79.1 million — an increase of 2.2% from $77.4 million for Q3 2011 and an increase of 13.9% from $69.5 million for Q4 2010

•                  Foreign exchange negatively impacts revenue growth from Q3 2011 to Q4 2011 by $1.0 million and negatively impacts revenue growth from Q4 2010 to Q4 2011 by $0.2 million

•                  Service revenue for 2011 of $305.5 million — an increase of 16.0% from $263.4 million for  2010

•                  Foreign exchange positively impacts revenue growth from 2010 to 2011 by $3.9 million

•                  Traffic growth of 20% from Q3 2011 to Q4 2011, traffic growth of 53% from Q4 2010 to Q4 2011 and traffic growth of 44% from 2010 to 2011

•                  EBITDA, as adjusted, of $27.8 million for Q4 2011 - an increase of 4.4% from $26.7 million for Q3 2011 and an increase of 23.3% from $22.6 million for Q4 2010

•                  EBITDA, as adjusted, of $104.1 million for 2011 - an increase of 31.4% from $79.2 million for 2010

•                  EBITDA, as adjusted margin was 35.2% for Q4 2011, 34.5% for Q3 2011 and 32.5% for Q4 2010

•                  EBITDA, as adjusted margin was 34.1% for 2011 and 30.1% for 2010

•                  29,998 customer connections on the Cogent network at the end of 2011 - an increase of 19.8% from 25,046 customer connections at the end of 2010

•                  1,744 on-net buildings on the Cogent network at the end of 2011 - an increase of 165 on-net buildings and 10.4% from 1,579 on-net buildings at the end of 2010

•                  Net cash provided by operating activities of $27.3 million for Q4 2011 - an increase of 71.7% from $15.9 million for Q3 2011 and an increase of 24.3% from $22.0 million for Q4 2010

•                  Net cash provided by operating activities of $75.8 million for 2011 - an increase of 6.1% from $71.5 million for 2010

[WASHINGTON, D.C. February 22, 2012] Cogent Communications Group, Inc. (NASDAQ: CCOI) today announced service revenue of $79.1 million for the three months ended December 31, 2011, an increase of 2.2% over $77.4 million for the three months ended September 30,

2011 and an increase of 13.9% over $69.5 million for the three months ended December 31, 2010.  Service revenue was $305.5 million for the year ended December 31, 2011, an increase of 16.0% over $263.4 million for the year ended December 31, 2010.

On-net revenue was $59.5 million for the three months ended December 31, 2011, an increase of 1.4% over $58.7 million for the three months ended September 30, 2011 and an increase of 11.1% over $53.6 million for the three months ended December 31, 2010. On-net revenue was $233.0 million for the year ended December 31, 2011, an increase of 13.7% over $205.0 million for the year ended December 31, 2010.  On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent facilities.

Off-net revenue was $18.9 million for the three months ended December 31, 2011, an increase of 5.4% over $18.0 million for the three months ended September 30, 2011 and an increase of 25.4% over $15.1 million for the three months ended December 31, 2010. Off-net revenue was $69.6 million for the year ended December 31, 2011, an increase of 25.9% over $55.3 million for the year ended December 31, 2010.  Off-net customers are located in buildings directly connected to Cogent’s network using other carriers’ facilities and services to provide the last mile portion of the link from the customers’ premises to Cogent’s network.

Non-core revenue was $0.6 million for the three months ended December 31, 2011, $0.7 million for the three months ended September 30, 2011 and $0.8 million for the three months ended December 31, 2010.  Non-core revenue was $2.8 million for the year ended December 31, 2011, a decrease of 8.7% from $3.1 million for the year ended December 31, 2010.  Non-core services are legacy services, which Cogent acquired and continues to support but does not actively sell.

Gross profit, excluding equity-based compensation expense, increased 4.2% to $45.7 million for the three months ended December 31, 2011 from $43.9 million for the three months ended September 30, 2011 and increased 18.6% from $38.5 million for the three months ended December 31, 2010. Gross profit, excluding equity-based compensation expense, was $173.9 million for the year ended December 31, 2011, an increase of 20.1% over $144.8 million for the year ended December 31, 2010.   Gross profit margin, excluding equity-based compensation expense, was 57.8% for the three months ended December 31, 2011, 56.7% for the three months ended September 30, 2011, and 55.5% for the three months ended December 31, 2010.  Gross profit margin, excluding equity-based compensation expense, was 56.9% for the year ended December 31, 2011 and 55.0% for the year ended December 31, 2010.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased 4.4% to $27.8 million for the three months ended December 31, 2011 from $26.7 million for the three months ended September 30, 2011 and increased 23.3% from $22.6 million for the three months ended December 31, 2010.   EBITDA, as adjusted, margin was 35.2% for the three months ended December 31, 2011, 34.5% for the three months ended September 30, 2011, and 32.5% for the three months ended December 31, 2010. Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, increased 31.4% to $104.1 million for the year ended December 31, 2011 from $79.2 million for the year ended December 31, 2010.   EBITDA, as adjusted, margin was 34.1% for the year ended December 31, 2011 and 30.1% for the year ended December 31, 2010.

Basic and diluted net income per share was $0.12 for the three months ended December 31, 2011, $0.01 for the three months ended September 30, 2011 and $0.06 for the three months ended December 31, 2010.  Basic and diluted net income per share was $0.17 for the year ended December 31, 2011 and $0.01 for the year ended December 31, 2010.

Total customer connections increased 3.5% to 29,998 as of December 31, 2011 from 28,983 as of September 30, 2011 and increased 19.8% from 25,046 as of December 31, 2010. On-net customer connections increased 4.0% to 25,518 as of December 31, 2011 from 24,535 as of September 30, 2011 and increased 22.3% from 20,872 as of December 31, 2010.  Off-net customer connections were 3,915 as of December 31, 2011, 3,864 as of September 30, 2011 and 3,526 as of December 31, 2010.  Non-core customer connections were 565 as of December 31, 2011, 584 as of September 30, 2011 and 648 as of December 31, 2010.

The number of on-net buildings increased by 37 on-net buildings to 1,744 on-net buildings as of December 31, 2011 from 1,707 on-net buildings as of September 30, 2011, and increased by 165 on-net buildings from 1,579 on-net buildings as of December 31, 2010.

Stock Buy-Back Program

Cogent’s board approved on February 21, 2012 an extension through February 28, 2013 of the period during which the company may buy-back its common stock.  This program was announced in February 2011 and was scheduled to expire in February 2012.  The company has purchased $3 million of its common stock in the prior year, leaving $47 million authorized for purchases.

Conference Call and Website Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (ET) on February 22, 2012 to discuss Cogent’s operating results for the fourth quarter of 2011 and fiscal 2011 and Cogent’s expectations for full year 2012.  Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at www.cogentco.com/news/events.  A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (NASDAQ: CCOI) is a multinational, Tier 1 facilities-based ISP.  Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services.  Cogent’s facilities-based, all-optical IP network backbone provides IP services in over 175 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007.  For more information, visit www.cogentco.com.  Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Metric ($ in 000’s, except share and per share data) — unaudited
On-Net revenue	$49,635	$50,253	$51,513	$53,602	$56,772	$58,016	$58,697	$59,528
% Change from previous Qtr.	-0.1%	1.2%	2.5%	4.1%	5.9%	2.2%	1.2%	1.4%
Off-Net revenue	$12,316	$13,370	$14,509	$15,098	$15,951	$16,786	$17,968	$18,935
% Change from previous Qtr.	4.5%	8.6%	8.5%	4.1%	5.6%	5.2%	7.0%	5.4%
Non-Core revenue (1)	$825	$772	$761	$761	$737	$778	$702	$630
% Change from previous Qtr.	-21.7%	-6.4%	-1.4%	—%	-3.2%	5.6%	-9.8%	-10.3%
Service revenue — total	$62,776	$64,395	$66,783	$69,461	$73,460	$75,580	$77,367	$79,093
% Change from previous Qtr.	0.4%	2.6%	3.7%	4.0%	5.8%	2.9%	2.4%	2.2%
Network operations expenses (2)	$28,051	$29,129	$30,535	$30,939	$31,633	$33,123	$33,497	$33,400
% Change from previous Qtr.	1.6%	3.8%	4.8%	1.3%	2.2%	4.7%	1.1%	-0.3%
Gross profit (2)	$34,725	$35,266	$36,248	$38,522	$41,827	$42,457	$43,870	$45,693
% Change from previous Qtr.	-0.5%	1.6%	2.8%	6.3%	8.6%	1.5%	3.3%	4.2%
Gross profit margin (2)	55.3%	54.8%	54.3%	55.5%	56.9%	56.2%	56.7%	57.8%
Selling, general and administrative expenses (3)	$17,401	$16,390	$15,964	$15,967	$17,582	$17,045	$17,202	$17,884
% Change from previous Qtr.	-1.1%	-5.8%	-2.6%	—%	10.1%	-3.1%	0.9%	4.0%
Depreciation and amortization expense	$12,877	$14,099	$14,736	$14,814	$14,791	$14,734	$15,188	$15,222
% Change from previous Qtr.	-12.9%	4.7%	4.5%	0.5%	-0.2%	-0.4%	3.1%	0.2%
Asset impairment	$594	—	—	—	—	—	—	—
% Change from previous Qtr.	100.0%	-100.0%	—	—	—	—	—	—
Equity-based compensation expense	$1,165	$1,796	$1,799	$1,877	$2,096	$2,007	$1,904	$1,688
% Change from previous Qtr.	-0.9%	54.2%	0.2%	4.3%	11.7%	-4.2%	-5.1%	-11.3%
Operating income	$2,688	$2,981	$3,749	$5,864	$7,358	$8,671	$9,576	$10,899
% Change from previous Qtr.	97.5%	10.9%	25.8%	56.4%	25.5%	17.8%	10.4%	13.8%

EBITDA, as adjusted (4)	$17,509	$18,880	$20,334	$22,580	$24,247	$25,412	$26,668	$27,849
% Change from previous Qtr.	0.7%	7.8%	7.7%	11.0%	7.4%	4.8%	4.9%	4.4%
EBITDA, as adjusted margin (4)	27.9%	29.3%	30.4%	32.5%	33.0%	33.6%	34.5%	35.2%
Net (loss) income	$(570)	$(883)	$(462)	$2,584	$(278)	$2,115	$281	$5,424
% Change from previous Qtr.	54.7%	-54.9%	47.7%	659.3%	-110.8%	860.8%	-86.7%	1,830.2%
Basic and diluted net (loss) income per common share	$(0.01)	$(0.02)	$(0.01)	$0.06	$(0.01)	$0.05	$0.01	$0.12
% Change from previous Qtr.	66.7%	-100.0%	50.0%	700.0%	-116.7%	600.0%	-80.0%	1,100%
Weighted average common shares — basic	44,464,821	44,525,633	44,585,230	44,646,381	44,731,858	45,021,507	45,080,859	45,044,733
% Change from previous Qtr.	0.5%	0.1%	0.1%	0.1%	0.2%	0.6%	0.1%	-0.1%
Weighted average common shares — diluted	44,464,821	44,525,633	44,585,230	45,005,387	44,731,858	45,548,725	45,559,972	45,582,580
% Change from previous Qtr.	0.5%	0.1%	0.1%	0.9%	-0.6%	1.8%	—%	—%
Cash provided by operating activities	$15,309	$15,201	$19,001	$21,966	$13,468	$19,154	$15,898	$27,293
% Change from previous Qtr.	-6.3%	-0.7%	25.0%	15.6%	-38.7%	42.2%	-17.0%	71.7%
Capital expenditures	$11,333	$13,188	$16,518	$11,718	$12,842	$13,153	$9,437	$10,424
% Change from previous Qtr.	47.0%	16.4%	25.3%	-29.1%	9.6%	2.4%	-28.3%	10.5%
Customer Connections — end of period
On-Net	18,097	19,193	19,869	20,872	21,878	23,360	24,535	25,518
% Change from previous Qtr.	5.3%	6.1%	3.5%	5.0%	4.8%	6.8%	5.0%	4.0%
Off-Net	3,310	3,408	3,466	3,526	3,642	3,759	3,864	3,915
% Change from previous Qtr.	2.3%	3.0%	1.7%	1.7%	3.3%	3.2%	2.8%	1.3%
Non-Core (1)	830	775	730	648	625	605	584	565
% Change from previous Qtr.	-10.3%	-6.6%	-5.8%	-11.2%	-3.5%	-3.2%	-3.5%	-3.3%
Total	22,237	23,376	24,065	25,046	26,145	27,724	28,983	29,998
% Change from previous Qtr.	4.2%	5.1%	2.9%	4.1%	4.4%	6.0%	4.5%	3.5%
Other — end of period
Buildings On-Net	1,475	1,503	1,539	1,579	1,609	1,669	1,707	1,744
Employees	583	571	566	570	569	584	607	639

(1)          Consists of legacy services of companies whose assets or businesses were acquired by Cogent, primarily including voice services (only provided in Toronto, Canada).

(2)          Excludes equity-based compensation expense of $47, $95, $104, $124, $140, $126, $122 and $122 in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

(3)          Excludes equity-based compensation expense of $1,118, $1,701, $1,695, $1,753, $1,956, $1,881, $1,782 and $1,566 in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011, September 30, 2011 and December 31, 2011, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from asset related transactions of $185, $4, $50, $25, $2 and $40 in the three months ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010, March 31, 2011 and December 31, 2011, respectively.

Schedule of Non-GAAP Measures

EBITDA and EBITDA, as adjusted

EBITDA represents net (loss) income before income taxes, net interest expense, equity-based compensation expense and depreciation and amortization. Management believes the most directly comparable measure to EBITDA calculated in accordance with generally accepted accounting principles in the United States, or GAAP, is cash flows provided by operating activities.

EBITDA, as adjusted, represents EBITDA plus gains on asset related transactions. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures and expand its business.  EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under GAAP and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, and changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA, as adjusted, is reconciled to cash flows provided by operating activities in the table below.

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
($ in 000’s) — unaudited	2010	2010	2010	2010	2011	2011	2011	2011
Cash flows provided by operating activities	$15,309	$15,201	$19,001	$21,966	$13,468	$19,154	$15,898	$27,293
Changes in operating assets and liabilities	(188)	1,031	(1,728)	(1,438)	4,483	(1,708)	2,890	(3,558)
Cash interest expense and income tax expense	2,203	2,644	3,011	2,027	6,294	7,966	7,880	4,074
Gains on asset related transactions	185	4	50	25	2	—	—	40
EBITDA, as adjusted	$17,509	$18,880	$20,334	$22,580	$24,247	$25,412	$26,668	$27,849

Impact of foreign currencies on sequential quarterly service revenue

($ in 000’s) — unaudited	Q4 2011
Service revenue as reported — Q4 2011	$79,093
Impact of foreign currencies on service revenue	1,008
Service revenue - Q4 2011, as adjusted (1)	$80,101
Service revenue as reported — Q3 2011	$77,367
Increase from Q3 2011 to Q4 2011 - (Service revenue as adjusted for Q4 2011 less service revenue as reported for Q3 2011)	$2,734
Percent increase (Increase from Q3 2011 to Q4 2011 divided by service revenue as reported for Q3 2011)	3.5%

(1)         Service revenue as adjusted is determined by translating the service revenue for the three months ended December 31, 2011 at the average foreign currency exchange rates for the three months ended September 30, 2011. The Company believes that disclosing quarterly revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Impact of foreign currencies on sequential annual service revenue

($ in 000’s) — unaudited	2011
Service revenue as reported — 2011	$305,500
Impact of foreign currencies on service revenue	(3,892)
Service revenue - 2011, as adjusted (2)	$301,608
Service revenue as reported — 2010	$263,415
Increase from 2010 to 2011 - (Service revenue as adjusted for 2011 less service revenue as reported for 2010	$38,193
Percent increase (Increase from 2010 to 2011 divided by service revenue as reported for 2010)	14.5%

(2)         Service revenue as adjusted is determined by translating the service revenue for the year ended December 31, 2011 at the average foreign currency exchange rates for the year ended December 31, 2010. The Company believes that disclosing annual revenue growth without the impact of foreign currencies on service revenue is a useful measure of revenue growth. Service revenue, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information.

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange Commission’s website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2011 AND 2010

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2011	2010
Assets
Current assets:
Cash and cash equivalents	$238,207	$56,283
Accounts receivable, net of allowance for doubtful accounts of $3,345 and $2,464, respectively	25,029	23,702
Prepaid expenses and other current assets	10,051	8,654

Total current assets	273,287	88,639
Property and equipment:
Property and equipment	836,047	759,901
Accumulated depreciation and amortization	(528,069)	(479,446)

Total property and equipment, net	307,978	280,455
Deposits and other assets ($457 and $462 restricted, respectively)	16,386	7,009

Total assets	$597,651	$376,103

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$14,199	$15,979
Accrued and other current liabilities	21,944	19,538
Current maturities, capital lease obligations	11,700	6,143

Total current liabilities	47,843	41,660
Senior secured notes	175,000	—
Capital lease obligations, net of current maturities	122,996	105,562
Convertible senior notes, net of discount of $15,366 and $20,758, respectively	76,612	71,220
Other long term liabilities	11,199	5,860

Total liabilities	433,650	224,302

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.001 par value; 75,000,000 shares authorized; 45,893,347 and 45,838,510 shares issued and outstanding, respectively	46	46
Additional paid-in capital	489,021	482,737
Accumulated other comprehensive income—foreign currency translation adjustment	(582)	1,044
Accumulated deficit	(324,484)	(332,026)

Total stockholders’ equity	164,001	151,801

Total liabilities and stockholders’ equity	$597,651	$376,103

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR EACH OF THE TWO YEARS ENDED DECEMBER 31, 2011

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	2011	2010
Service revenue	$305,500	$263,416
Operating expenses:
Network operations (including $510 and $370 of equity-based compensation expense, respectively, exclusive of amounts shown separately)	132,160	119,023
Selling, general, and administrative (including $7,185 and $6,267 of equity-based compensation expense, respectively)	76,984	72,060
Asset impairment	—	594
Depreciation and amortization	59,850	56,524

Total operating expenses	268,994	248,201

Operating income	36,506	15,215
Release of lease obligation	2,739	—
Interest income and other	848	959
Interest expense	(34,511)	(16,682)

Income (loss) before income taxes	5,582	(508)
Income tax benefit	1,960	1,177

Net income	$7,542	$669

Basic and diluted net income per common share	$0.17	$0.01

Weighted-average common shares— basic	45,180,485	44,633,878

Weighted-average common shares—diluted	45,704,052	44,790,753

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED DECEMBER 31, 2011 AND DECEMBER 31, 2010

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

	Three Months Ended December 31, 2011	Three Months Ended December 31, 2010
Service revenue	$79,093	$69,461
Operating expenses:
Network operations (including $122 and $124 of equity-based compensation expense, respectively, exclusive of amounts shown separately)	33,522	31,063
Selling, general, and administrative (including $1,566 and $1,753 of equity-based compensation expense, respectively)	19,450	17,720
Depreciation and amortization	15,222	14,814

Total operating expenses	68,194	63,597

Operating income	10,899	5,864
Interest income and other	242	153
Interest expense	(8,839)	(4,342)

Income before income taxes	2,302	1,675
Income tax benefit	3,122	909

Net income	$5,424	$2,584

Basic and diluted net income per common share	$0.12	$0.06

Weighted-average common shares— basic	45,044,733	44,646,381

Weighted-average common shares—diluted	45,582,580	45,005,387

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR EACH OF THE TWO YEARS ENDED DECEMBER 31, 2011

(IN THOUSANDS)

	2011	2010
Cash flows from operating activities:
Net income	$7,542	$669
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	59,850	56,524
Asset impairment	—	594
Amortization of debt discount—convertible notes	5,609	4,950
Equity-based compensation expense (net of amounts capitalized)	7,695	6,637
Gain - release of lease obligation	(2,739)	—
Gains - dispositions of assets and other, net	(96)	(208)
Changes in assets and liabilities:
Accounts receivable	(1,554)	(1,603)
Prepaid expenses and other current assets	(1,238)	(1,257)
Deferred income taxes	(5,735)	(1,436)
Deposits and other assets	343	(888)
Accounts payable, accrued liabilities and other long-term liabilities	6,137	7,495

Net cash provided by operating activities	75,814	71,477

Cash flows from investing activities:
Purchases of property and equipment	(45,856)	(52,757)
Proceeds from asset sales	44	530

Net cash used in investing activities	(45,812)	(52,227)

Cash flows from financing activities:
Net proceeds from issuance of senior secured notes	170,512	—
Principal payments of capital lease obligations	(15,540)	(19,148)
Purchases of common stock	(2,969)	—
Proceeds from exercises of common stock options	633	274

Net cash provided by (used) in financing activities	152,636	(18,874)

Effect of exchange rate changes on cash	(714)	(22)

Net increase in cash and cash equivalents	181,924	354
Cash and cash equivalents, beginning of year	56,283	55,929

Cash and cash equivalents, end of year	$238,207	$56,283

Except for historical information and discussion contained herein, statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “projects” and similar expressions.  The statements in this release are based upon the current beliefs and expectations of Cogent’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements. Numerous factors could cause or contribute to such differences, including future economic instability in the global economy or a contraction of the capital markets which could affect spending on Internet services and our ability to engage in financing activities; the impact of changing foreign exchange rates (in particular the Euro to USD and Canadian dollar to USD exchange rates) on the translation of our non-USD denominated revenues, expenses, assets and liabilities; legal and operational difficulties in new markets; the imposition of a requirement that we contribute to the U.S. Universal Service Fund and similar funds in other countries; changes in government policy and/or regulation, including net neutrality rules by the United States Federal Communications Commission and in the area of data protection; increasing competition leading to lower prices for our services; our ability to attract new customers and to increase and maintain the volume of traffic on our network; the ability to maintain our Internet peering arrangements on favorable terms; our reliance on an equipment vendor, Cisco Systems Inc., and the potential for hardware or software problems associated with such equipment; the dependence of our network on the quality and dependability of third-party fiber providers; our ability to retain certain customers that comprise a significant portion of our revenue base; the management of network failures and/or disruptions; and outcomes in litigation as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10-K for the fiscal year ended December 31, 2010 and our annual report on Form 10-K for the fiscal year ended December 31, 2011 to be filed with the Securities and Exchange Commission. Cogent undertakes no duty to update any forward-looking statement or any information contained in this press release or in other public disclosures at any time.

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